SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 6, 2005

Mission Resources Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-09498 (Commission File Number)	76-0437769 (IRS Employer Identification No.)

1331 Lamar, Suite 1455
Houston, Texas 77010-3039
(Address and Zip Code of Principal Executive Offices)

(713) 495-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On July 6, 2005, Mission Resources Corporation (the “Company”) issued a press release clarifying its July 5, 2005 press release regarding the Company’s sale of non-operated interests in the Goldsmith and Wasson oil fields, located in Ector and Yoakum Counties, Texas, to XTO Energy Inc. The text of the clarifying press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

Exhibit
No.	Description

99.1	Press Release dated July 6, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION RESOURCES CORPORATION
Date: July 6, 2005	By:	/s/ Ann Kaesermann
	Name:	Ann Kaesermann
	Title:	Vice President — Accounting & Investor Relations, CAO

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated July 6, 2005.